2017 Annual Stockholders Meeting Tuesday, May 16, 2017 Exhibit 99.1

Stockholders’ Meeting – May 16, 2017 2017 Annual Meeting Chairman’s Remarks 2016 Review Closing Comments Questions & Answers

Stockholders’ Meeting – May 16, 2017 Please turn off all cell phones. All audio and video recording is prohibited.

2017 Board of Directors Sherry S. Barrat William L. Bax D. John Coldman Frank E. English, Jr. Elbert O. Hand David S. Johnson Kay W. McCurdy Ralph J. Nicoletti Norman L. Rosenthal, Ph.D.

Stockholders’ Meeting – May 16, 2017 2017 Annual Meeting

Stockholders’ Meeting – May 16, 2017 2017 Annual Meeting Chairman’s Remarks 2016 Review

Information Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) the earnings impact of our clean energy investments; (ii) future dividends; (iii) improvements in our new business production; (iv) “tuck-in” M&A activity; (v) global brand recognition; (vi) completion of large UK M&A integration efforts and expense; (vii) the leveraging of internal resources across divisions and borders; (viii) our status as the premier provider of claims management services; (ix) our global presence in the claims space; (x) our ability to stay in front of improvements in technology; (xi) commercial P&C pricing; (xii) drivers and expected levels of our organic growth; (xiii) future M&A opportunities, including bolt-on acquisitions to our “platforms”; (xiv) increasing productivity and quality; (xv) our management team; (xvi) our use of leverage; (xvii) our balance sheet; and (xviii) our return to shareholders. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: declines in premiums or other adverse trends in the insurance industry; an economic downturn (including as a result of Brexit); changes in the US corporate tax code; competitive pressures in our businesses; failure to successfully or cost-effectively integrate recently acquired businesses; risks to our acquisition strategy, including continuing consolidation in our industry and increased interest in acquiring insurance brokers by private equity firms; our failure to attract and retain key executives and other personnel; risks arising from our international operations, including political and economic uncertainty and regulatory and legal compliance risk; concentration of large amounts of revenue with certain clients in our risk management segment; failure to apply technology effectively in our businesses; business continuity and cybersecurity risks; damage to our reputation; and failure to comply with regulatory requirements, including the FCPA, other anti-corruption laws, and data privacy laws. See page 1 of the CFO commentary as of April 27, 2017 for risks affecting (i) above. Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for a more detailed discussion of these and other factors that could impact its forward-looking statements.

This presentation includes references to EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Revenue Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein. Earnings Measures - Gallagher believes that each of EBITDAC, Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, provides a meaningful representation of its operating performance and improves the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability. EBITDAC is defined as net earnings before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted EBITDAC is EBITDAC further adjusted to exclude gains realized from sales of books of business, acquisition integration costs related to large acquisitions, workforce related charges, lease termination related charges, acquisition related adjustments and the period-over-period impact of foreign currency translation, as applicable. Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below). The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the two segments (Brokerage & Risk Management) on a combined basis, net earnings were $174 million, $199 million, $253 million, $306 million, $325 million and $414 million in 2011, 2012 , 2013, 2014, 2015 and 2016, respectively. For the Brokerage Segment, net earnings were $268 million and $357 million in 2015 and 2016, respectively. For the Risk Management Segment, net earnings were $57 million and $57 million in 2015 and 2016, respectively. Revenue and Expense Measures - Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Revenue Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2016 and beyond.  Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner. Adjusted Revenues is defined as revenues, adjusted to exclude gains realized from sales of books of business, acquisition integration costs for large acquisitions, workforce related charges, lease termination related charges, acquisition related adjustments, and the period-over-period impact of foreign currency translation, as applicable. Adjusted Operating Expense Ratio is defined as operating expense, adjusted to exclude the items listed above for Adjusted Revenues, as applicable, divided by Adjusted Revenues. Organic Revenue Growth. For the Brokerage segment, organic change in base commission and fee revenues excludes the first twelve months of net commission and fee revenues generated from acquisitions and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in base commission and fee revenue organic growth excludes the period-over-period impact of foreign currency translation. For the Risk Management segment, organic change in fee revenues excludes the first twelve months of fee revenues generated from acquisitions and the fee revenues related to operations disposed of in each year presented. In addition, change in organic growth excludes the impact of run-off of the New South Wales Workers’ Compensation Scheme and other closed down operations and the period-over-period impact of foreign currency translation to improve the comparability of our results between periods by eliminating the impact of the items that have a high degree of variability or are due to the limited-time nature of these revenue sources. The most directly comparable GAAP measure for Adjusted Revenues and Organic Revenue Growth is reported revenues. For the Brokerage Segment, reported revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,329 million, $1,544 million, $1,812 million, $2,126 million, $2,896 million, $3,324 million and $3,528 million in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016, respectively. For the Risk Management Segment, reported revenues were $727 million and $718 million in 2015 and 2016, respectively. On a combined basis (Brokerage & Risk Management) reported revenues were $4,051 million and $4,246 million in 2015 and 2016, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is reported operating expense, which was $247 million and $601 million in 2008 and 2016, respectively, for the Brokerage Segment and $126 million and $171 million in 2008 and 2016, respectively, for the Risk Management Segment. Reconciliations – For other reconciliations, please see the appendix at the back of this presentation and the examples set forth in "Non-GAAP Reconciliation and Supplemental Quarterly Data" on Gallagher's Web site at ajg.com/IR. Information Regarding Non-GAAP Measures

Who We Are Key Facts Key Shareholder Data 2.7% $0.39 52-Week Range*** $57.82 Hi $39.67 Lo Outstanding Shares 178.3M $4.2B Acquired Revenues – 2016** $137.9M $10.1B 2016 Total Adjusted Revenue** Dividend Yield*** 2017 Q1 Dividend/Share*** Market Cap*** 33 Employees 24,790 Founded in 1927 Public since 1984 One of the World’s leading insurance brokers* One of the World’s largest P&C third-party administrators* As of December 31, 2016 unless otherwise indicated * According to Business Insurance ** Brokerage and Risk Management adjusted revenue and annualized acquired revenue for the year ended December 31, 2016. *** as of March 2, 2017 Countries AJG NYSE

83% of revenue* We sell insurance and consult on insurance programs Property/Casualty and employee benefits Retail and wholesale Primarily middle-market commercial clients and individuals 78% of C&F revenue is commission – 22% is fee-based 17% of revenue* We adjust claims and help companies and carriers reduce their losses Workers’ compensation, liability, managed care, property and auto Modest amount of storm/quake claims Primarily Fortune 1000 clients More than 90% of revenue* from non-affiliated brokerage customers and their clients Brokerage Segment Snapshot of Core Operations *Brokerage and Risk Management adjusted revenue for the year ended December 31, 2016. Risk Management Segment

Diverse Revenue Base Risk Management* Brokerage* * Brokerage and Risk Management adjusted revenue for the year ended December 31, 2016.

Brokerage Segment (in $M) See important disclosures regarding Non-GAAP measures on Page 8.

(in $M) Risk Management Segment 0% See important disclosures regarding Non-GAAP measures on Page 8.

Brokerage & Risk Management (in $M) See important disclosures regarding Non-GAAP measures on Page 8. 7% 9%

Adjusted Net Earnings from Clean Energy Investments (in $M) The adjustment referred to above excludes a non-cash after tax gain of $14.1m from a re-consolidation accounting gain, related to clean-energy investments, recorded in 2014.

Dividends Per Share *Indicated – On January 25, 2017, Gallagher’s Board of Directors declared a $0.39 per share first-quarter 2017 dividend. 1984 2017E $1.56*

2016 Business Highlights See important disclosures regarding Non-GAAP measures on Page 8 and Page 53. 7% adjusted revenue growth 3.1% total organic growth 9% adjusted EBITDAC growth 49 bps margin improvement Brokerage & Risk Management Combined

2016 Business Highlights See important disclosures regarding Non-GAAP measures on Page 8. $137.9m in acquired revenues +37 additional – average $3.7m in revenue ~7.0x EBITDAC Fair valuations Mergers & Acquisitions tuck-in opportunities Focus on

2016 Business Highlights $114.4m of net earnings 13% increase in net earnings over 2015 Clean Energy

2016 Business Highlights See important disclosures regarding Non-GAAP measures on Page 8. Global M&A integration Completed Australia/New Zealand & Canada All while accomplishing… U.K. retail largely complete 2016 integration costs less than half of 2015 costs

Improving new business production Continuing tuck-in M&A Increasing global brand recognition Implement client-service model consistently throughout global platform To be premier provider of claims management services with superior outcomes Increasing global presence in claims space U.S. clients with global operations Expanding via M&A/new partners Staying in front of improving technology Increasing brand recognition globally BROKERAGE segment Where We’re Going Risk management Segment

CPI 140 Rates 92 Commercial P&C Pricing Shows Shallow Cycle Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers (CIAB) data. CPI index uses data from the Bureau of Labor Statistics.

Shows Shallow Pricing Cycle

Gallagher Sales Culture Performs Through Any Pricing Cycle Hard Market Shallow Market CIAB is the 4 quarter average. Gallagher’s Brokerage Segment Organic Growth excluding Contingent Commissions. See important disclosures regarding Non-GAAP measures on Page 8. CIAB

Shallow Rate Cycle Is Better for: CLIENTS CARRIERS & BROKERS

How We’re Getting There-Consistent Growth Strategy

Consistent Growth Strategy – Organic

Driving Brokerage Organic Growth

Niche Expertise Teams – Brokerage Aviation & Aerospace Automotive Affinity Real Estate Manufacturing Global Risks Construction Personal Marine Life Sciences Hospitality Higher Education Healthcare Environmental Entertainment Energy Private Equity Professional Groups Public Entity Religious/Nonprofit Restaurant Scholastic Technology/Telecom Trade Credit/ Political Risk Transportation Agribusiness Financial Institutions Life Solutions Insolvency Law Firms Mining

Driving Risk Management Organic Growth

Risk Mgmt Growth Focuses on Four Market Segments Alternative market participants Large commercial entities Public sector Entities Insurance carriers

Consistent Growth Strategy – M&A

Annualized Revenues Acquired (in $M’s) Acquisition Revenue Growth

M&A Opportunities Continue Vast Pipeline Domestic and international markets highly fragmented 18,000+ agents/ brokers just in the U.S. Baby boomers looking for exit strategy Need Gallagher’s expertise Acquisition Units Retail P&C Wholesale Benefits International MGA MGU Captive Limited Consolidators Core Competency Culture Proven history Ability to integrate

Platforms In Place for Bolt-on M&A

International Correspondent Broker Network Client Capabilities in over 150 Countries

Productivity and Quality Initiatives

Building Productivity Tools – DMS and Workflow Optimizing Real Estate Footprint Investing in Business Intelligence Leveraging Sales Force Management Tools Continue to Improve Productivity and Quality Utilizing Centers of Excellence Controlling Headcount Utilizing Sourcing to Manage Expenses Standardizing Processes and Systems Focus Continues: Optimizing Productivity & Quality

Benefits Continue: From Centers of Excellence

Behind the Scenes Efforts Centers of Excellence Update We now have more than 2,500 associates in four locations

Behind the Scenes Efforts Centers of Excellence Update Responsible for processes such as: Policy checking Policy issuance Certificates of insurance Renewal support Accounting support Claims support

Behind the Scenes Efforts Centers of Excellence Update Substantially improved quality Reduced both operating and E&O costs Easy for new acquisition partners to leverage

Reduced Adjusted Operating Expense Ratio BROKERAGE RISK MANAGEMENT See important disclosures regarding Non-GAAP measures on Page 8.

Brokerage & Risk Mgmt Adjusted EBITDAC Margin See important disclosures regarding Non-GAAP measures on Page 8.

Relentless Focus on Quality and Customer Service America’s Best Employers – 2015 Forbes magazine Voted Best UK Broker for Service – 2015 Strategic Risk’s UK FTSE survey Best TPA in Casualty Claims Handling – 2015 ADVISEN Claims Satisfaction Survey UK Employee Benefits Consultancy of the Year – 2015 Workplace Savings and Benefits Magazine Corporate Champion for Board Gender Balance – 2015 Women’s Forum of New York Leadership 500 Excellence Award – 2015 HR.COM Best Companies for Leaders – 2016 Chief Executive Magazine UK Healthcare Adviser of the Year – 2016 UK Corporate Adviser Best UK Employee Benefit Consultant – 2016 Reward Guide VIB Awards Ceremony Shilling Named Best Member Communication Strategy – 2016 UK Corporate Adviser Artex Named Captive Manager of the Year – 2016 Workplace Captive Review Best Sales/Leadership Program (non-store/restaurant) – 2016 Leadership Excellence – part of HR.com

Maintaining Culture

Maintain Unique Culture THE GALLAGHER WAY CORE VALUES TEAMWORK PERFORMANCE-BASED CULTURE PEOPLE

One of the World’s Most Ethical Companies as Recognized by Ethisphere six years in a row Industry-leading commitment to ethics and dedication to integrity Chosen for: Promoting ethical business standards and practices Exceeding legal compliance standards Innovating to benefit the public Demonstrating that corporate citizenship is tied to company success

Arthur J. Gallagher & Co.

What Happens If We Get Culture Wrong?

WORLD'S 20 LARGEST BROKERS 1990

Company	Ranking	Company	Ranking
Marsh & McLennan Cos. Inc.	1	~~Hogg Group~~ P.L.C.	~~11~~
~~Alexander~~ & Alexander Services Inc.	~~2~~	~~Bain Clarkson~~ P.L.C.	~~12~~
~~Sedgwick~~ Group P.L.C.	~~3~~	Arthur J. Gallagher & Co. Inc.	13
~~Willis Corroon~~ P.L.C.	~~4~~	~~Hudig-Langeveldt~~ Group bv	~~14~~
~~Johnson~~ & Higgins	~~5~~	~~Faugère~~ & Jutheau S.A.	~~15~~
~~Frank B.~~ Hall & Co. Inc.	~~6~~	~~Jauch & Huebener~~	~~16~~
~~Rollins Burdick~~ Hunter Group Inc.	~~7~~	~~Gras Savoye~~ S.A.	~~17~~
Jardine Insurance Broking Group Ltd.	8	~~Hilb, Rogal~~ & Hamilton Co.	~~18~~
~~Minet Holdings~~ P.L.C.	~~9~~	~~Lowndes~~ Lambert Group Holdings Ltd.	~~19~~
~~C.E. Heath~~ P.L.C.	~~10~~	~~Sodarcan~~ Inc.	~~20~~

As ranked by *Business Insurance* magazine, based on 1989 gross revenues.
***AON & WLTW Emerged**

49

Why Invest? You Believe Our Company Has: Right management Unique culture Proven growth strategy Continuing M&A opportunities Increasing productivity/quality Good use of leverage Strong balance sheet Excellent return to shareholders Gallagher is well positioned for future growth

Source for data: Bloomberg. Total returns from 1/1/2000 – 12/31/2016 include reinvestment of dividends. 493% AJG S&P 500 112% WHY INVEST? WE ARE JUST GETTING STARTED!

For Additional Information: Ray_Iardella@ajg.com Vice President, Investor Relations Ray Iardella Phone: 630-285-3661 Questions & Answers

Appendix: EBITDAC and Organic Growth Reconciliations Arthur J. Gallagher & Co. Information Regarding Non-GAAP Measures - Year Ended December 31, 2016 and 2015 (Unaudited - in millions except percentage data) Brokerage Segment Risk Management Segment Corporate Segment Total Company Reconciliation of EBITDAC to Net Earnings Year 16 Year 15 Year 16 Year 15 Year 16 Year 15 Year 16 Year 15 Net earnings $357.1 $268.10000000000002 $57.2 $57.2 $30.7 $63.8 $445 $389.1 Provision (benefit) for income taxes 194.1 145.30000000000001 35.299999999999997 35.1 -,317.5 -,276 -88.100000000000023 -95.6 Interest 0 0 0 0 109.8 103 109.8 103 Depreciation 57.2 54.4 27.2 24.3 19.2 15.2 103.60000000000001 93.9 Amortization 244.7 237.3 2.5 3 0 0 247.2 240.3 Change in estimated acquisition earnout payables 32.1 41.1 0 -0.5 0 0 32.1 40.6 EBITDAC $885.20000000000016 $746.2 $122.2 $119.10000000000001 $-,157.80000000000001 $-93.999999999999986 $849.6 $771.30000000000007 Combined Brokerage & Risk Brokerage Segment Risk Management Segment Management Segments Organic Revenues Year 16 Year 15 Year 16 Year 15 Year 16 Year 15 Total Commissions and Fees Commissions as reported $2,439.1 $2,338.6999999999998 $0 $0 $2,439.1 $2,338.6999999999998 Fees as reported 775.7 705.8 713.5 710.9 1,489.2 1,416.6999999999998 Supplemental commissions as reported 147 125.5 0 0 147 125.5 Contingent commissions as reported 107.2 93.7 0 0 107.2 93.7 International performance bonus fees 0 0 3.6 15.6 3.6 15.6 Less commissions and fees from acquisitions -,182.3 0 -3.1 0 -,185.4 0 Less commissions and fees from disposed of operations 0 -3.8 0 0 0 -3.8 Less fees from client run-off 0 0 -0.1 -16.7 -0.1 -16.7 Levelized foreign currency translation 0 -86 0 -4.7 0 -90.7 Total organic commissions and fees $3,286.7 $3,173.8999999999996 $713.9 $705.09999999999991 $4,000.6000000000004 $3,878.9999999999995 Total organic change in commissions and fees 3.5% 1.3% 3.1%